                        GREEN TREE FINANCIAL CORPORATION
                            LEASE FINANCE 1998-1, LLC
                        CLASS A1, A2, A3, A4, B, C NOTES
                                 MONTHLY REPORT
                                    Feb-1999

                                          CUSIP # 393512-AG3,AH1,AJ7,AK4,AL2,AM0
                                                       TRUST ACCOUNT  #33-371571
                                                        REMITTANCE DATE: 3/22/99


I.  Transaction Cash Flow                                                                     $ Amount
-------------------------                                                              ---------------------

a.  Beginning Lease Pool Principal Balance                                             $     394,619,948.00
                                                                                         ------------------

b.  Less:  Lease receivables for current month                                         -      11,987,876.79
                                                                                         ------------------
c.  Add:   Interest Payment and Servicing Fee  @ 6.539%                                +       1,935,314.88
                                                                                         ------------------
d.  Less:  Current month's charge-offs (Liquidated Leases)                             -           6,215.70
                                                                                         ------------------
e.  Less:  Current month's payoffs (Early Terminations)                                -               0.00
                                                                                         ------------------
f.   Add:   Amounts due to Substitutions                                               +               0.00
                                                                                         ------------------

g.  Ending Lease Pool Principal Balance                                                $     384,561,170.39
                                                                                         ==================

II.  Overdue Lease Payments
---------------------------

a.   Beginning Balance                                                                 $               0.00
                                                                                         ------------------

b.   Less: Reimbursement of Overdue Payments Received                                  -               0.00
                                                                                         ------------------
c.   Less:  Past due payments on payoffs (Early Terminations)                          -               0.00
                                                                                         ------------------
d.   Less:  Past due payments on charge-offs (Nonperforming)                           -               0.00
                                                                                         ------------------
e.   Add:   Net New Advance for Current month's Overdue Payments                       +         265,118.26
                                                                                         ------------------

f.   Ending Balance                                                                    $         265,118.26
                                                                                         ==================

III.  Advance Lease Payments
----------------------------

a.   Beginning Balance                                                                 $               0.00
                                                                                         ------------------

b.   Less: Payments applied to current month from Prepaid                              -               0.00
                                                                                         ------------------
c.   Less: Advance payments on charge-offs and payoffs                                 -               0.00
                                                                                         ------------------
d.   Add:  Advance payments received this month                                        +       2,700,249.76
                                                                                         ------------------
e.   Add:  Advance payments on replacement leases                                      +               0.00
                                                                                         ------------------

f.   Ending Balance                                                                    $       2,700,249.76
                                                                                         ==================

IV.  Residual Event Calculation
-------------------------------

a.   Green Tree Vendor Services as Servicer (Yes/No)                                            YES
                                                                                         ------------------

b.   3-Month Average Servicer Realization Percentage                                           100.00      %
                                                                                         ------------------
     (Must equal at least 100%)

c.   3-Month Average Delinquency Percentage                                                     2.08       %
                                                                                         ------------------
      (Must not exceed 6.0%)

d.   3-Month Average Loss Percentage                                                            0.00       %
                                                                                         ------------------
     (must not exceed 4.0%)

e.   Cumulative Loss Percentage                                                                 0.00       %
                                                                                         ------------------
(must not exceed 4.0% from December 23, 1997 to December 31, 1998,
5.0% from January 1, 1999 to December 31, 1999, and 6.0% thereafter)                   $      6,215.70
                                                                                         ------------------

                        GREEN TREE FINANCIAL CORPORATION
                            LEASE FINANCE 1998-1, LLC
                           CLASS A1,A2,A3,A4,B,C NOTES
                                 MONTHLY REPORT
                                    Feb-1999
                                     page 2

                                          CUSIP # 393512-AG3,AH1,AJ7,AK4,AL2,AM0
                                                       TRUST ACCOUNT  #33-371571
                                                        REMITTANCE DATE: 3/22/99

V.   Reserve Account                                                                          $ Amount
--------------------                                                                   --------------------

a.    Beginning Balance                                                                $       9,865,499.00
                                                                                         ------------------

b.    Less: Current Draw                                                               -               0.00
                                                                                         ------------------
c.    Add: Interest Earned                                                             +           9,658.53
                                                                                         ------------------

d.    Ending Balance                                                                   $       9,875,157.53
                                                                                         ==================

e.    Required Reserve Amount (Lesser of $9,865,499.00 or                              -       9,865,499.00
                                                                                         ------------------
                                        Outstanding Note Balance)
f.    Excess/(Shortfall) in Reserve account                                            $           9,658.53
                                                                                         ==================

g.    Amount distributable to Green Tree                                               -           9,658.53
                                                                                         ------------------

h.    Ending Balance                                                                   $       9,865,499.00
                                                                                         ==================

VI.   Residual Account
----------------------

a.    Beginning Balance                                                                $               0.00
                                                                                         ------------------

b.    Add: Current month's additions                                                   +          54,880.02
                                                                                         ------------------
c.    Less: Current month draws                                                        -               0.00
                                                                                         ------------------
d.    Less: Current month's disbursement to Servicer                                   -               0.00
                                                                                         ------------------

e.    Ending Balance                                                                   $          54,880.02
                                                                                         ==================

VII.  Liquidated Leases
-----------------------

a.    Beginning Balance                                                                $               0.00
                                                                                         ------------------

b.   Add: Current Month's Additions                                                    +           6,215.70
                                                                                         ------------------
c.   Less: Current Month's Recoveries                                                  -               0.00
                                                                                         ------------------

d.   Ending Balance (Net Losses)                                                       $           6,215.70
                                                                                         ==================

VIII. Cash Receipts
-------------------

a.   Regular Monthly Payments                                                          +       9,802,418.86
                                                                                         ------------------
b.   Overdue payments collected                                                        +          16,303.25
                                                                                         ------------------
c.   Advance payments                                                                  +       2,700,249.76
                                                                                         ------------------
d.   Recoveries on Defaulted Leases                                                    +               0.00
                                                                                         ------------------
e.   Casualty and termination payments                                                 +               0.00
                                                                                         ------------------
f.    Servicer Advance for Overdue payments                                            +         265,118.26
                                                                                         ------------------
g.   Servicer Advance for Early Terminations                                           +               0.00
                                                                                         ------------------
h.   Interest Earned                                                                   +           8,688.66
                                                                                         ------------------

i.   Total Cash Receipts                                                               $      12,792,778.79
                                                                                         ==================

                        GREEN TREE FINANCIAL CORPORATION
                            LEASE FINANCE 1998-1, LLC
                           CLASS A1,A2,A3,A4,B,C NOTES
                                 MONTHLY REPORT
                                    Feb-1999
                                     page 3

                                          CUSIP # 393512-AG3,AH1,AJ7,AK4,AL2,AM0
                                                       TRUST ACCOUNT  #33-371571
                                                        REMITTANCE DATE: 3/22/99

                                                                                                            Per $1000
IX.  Disbursement Requirements                                                         $ Amount             Original
------------------------------                                                  ---------------------    ---------------
a.   Past due payments collected, due Servicer                                  +               0.00
                                                                                  ------------------
b.   Unreimbursed nonrecoverable servicer advances                              +               0.00
                                                                                  ------------------
c.   Servicing Fee @ .75%                                                       +         246,637.47
                                                                                  ------------------
d.   Advance payments on disqualified leases                                    +               0.00
                                                                                  ------------------

e.   Total due Servicer                                                         $         246,637.47
                                                                                  ==================

f.    Shortfall                                                                 $               0.00
                                                                                  ------------------

g.   Draw on Reserve Account                                                    +               0.00
                                                                                  ------------------
h.   Draw on Residual Account                                                   +               0.00
                                                                                  ------------------
                                                                                  ------------------
I.    Excess Funds from previous distribution date                              +               0.00
                                                                                  ------------------

j.   Total Funds Available                                                      $      12,546,141.32
                                                                                  ==================

X.  Distributions to Noteholders:
---------------------------------

     A.)  Aggregate  Interest

           1. Class A-1 Interest                                    5.20100%    $         496,457.19          4.04522218
                                                                                  ------------------     ---------------
           2. Class A-1 Interest Carryover Shortfall                                            0.00
                                                                                  ------------------

           3. Class A-2 Interest                                       5.55%    $         215,181.32          4.16249992
                                                                                  ------------------     ---------------
           4. Class A-2 Interest Carryover Shortfall                                            0.00
                                                                                  ------------------

           5. Class A-3 Interest                                       5.60%    $         513,795.17          4.19999998
                                                                                  ------------------     ---------------
           6. Class A-3 Interest Carryover Shortfall                                            0.00
                                                                                  ------------------

           7. Class A-4 Interest                                       5.74%    $         251,428.15          4.30499996
                                                                                  ------------------     ---------------
           8. Class A-4 Interest Carryover Shortfall                                            0.00
                                                                                  ------------------

           9. Class B Interest                                         6.66%    $         128,123.23          4.99499986
                                                                                  ------------------     ---------------
          10. Class B Interest Carryover Shortfall                                              0.00
                                                                                  ------------------

          11. Class C Interest                                         7.63%    $          79,037.44          5.72249987
                                                                                  ------------------     ---------------
          12. Class C Interest Carryover Shortfall                                              0.00
                                                                                  ------------------


    B.) Aggregate Principal

           1. Class A-1 Principal Distribution                                  $      10,058,777.61         81.96072318
                                                                                  ------------------     ---------------

           2. Class A-1 Note Principal Balance after distribution               $     112,668,026.39        918.03927682
                                                                                  ------------------     ---------------
           3. Class A-1 Note Principal Balance Factor                                     0.91803928
                                                                                  ------------------

                        GREEN TREE FINANCIAL CORPORATION
                            LEASE FINANCE 1998-1, LLC
                           CLASS A1,A2,A3,A4,B,C NOTES
                                 MONTHLY REPORT
                                    Feb-1999
                                     page 4

                                          CUSIP # 393512-AG3,AH1,AJ7,AK4,AL2,AM0
                                                       TRUST ACCOUNT  #33-371571
                                                        REMITTANCE DATE: 3/22/99

                                                                                                            Per $1000
                                                                                     $ Amount                Original
                                                                                --------------------     ---------------

           4. Class A-2 Principal Distribution                                  $               0.00          0.00000000
                                                                                  ------------------     ---------------

           5. Class A-2 Note Principal Balance after distribution               $      51,695,213.00       1000.00000000
                                                                                  -------------------    ---------------
           6. Class A-2 Note Principal Balance Factor                                     1.00000000
                                                                                  ------------------


           7. Class A-3 Principal Distribution                                  $               0.00          0.00000000
                                                                                  ------------------     ---------------

           8. Class A-3 Note Principal Balance after distribution               $     122,332,184.00       1000.00000000
                                                                                  ------------------     ---------------
           9. Class A-3 Note Principal Balance Factor                                     1.00000000
                                                                                  ------------------


          10. Class A-4 Principal Distribution                                  $               0.00          0.00000000
                                                                                  ------------------     ---------------

          11. Class A-4 Note Principal Balance after distribution               $      58,403,752.00       1000.00000000
                                                                                  ------------------     ---------------
          12. Class A-4 Note Principal Balance Factor                                     1.00000000
                                                                                  ------------------


          13. Class B Principal Distribution                                    $               0.00          0.00000000
                                                                                  ------------------     ---------------

          14. Class B Note Principal Balance after distribution                 $      25,650,297.00       1000.00000000
                                                                                  ------------------     ---------------
          15. Class B Note Principal Balance Factor                                       1.00000000
                                                                                  ------------------

          16. Class B Target Investor Principal Amount                          $      36,279,500.81
                                                                                  ------------------
          17. Class B Floor ( 4.25% of $394,619,948 + cummulative losses -      $               0.00
                                                                                  ------------------
                            - Class C Note balance - Reserve Fund balance)

          18. Class C Principal Distribution                                    $               0.00          0.00000000
                                                                                  ------------------     ---------------

          19. Class C Note Principal Balance after distribution                 $      13,811,698.00       1000.00000000
                                                                                  ------------------     ---------------
          20. Class C Note Principal Balance Factor                                       1.00000000
                                                                                  ------------------

          21. Class C Target Investor Principal Amount                          $      19,534,938.33
                                                                                  ------------------
          22. Class C Floor ( 2.75% of $394,619,948 + cummulative losses -      $         992,765.27
                                                                                  ------------------
                                    - Reserve Fund balance)

XI.  Aggregate Principal Balances of Delinquent Contracts as of Determination Date
----------------------------------------------------------------------------------

           a. 31 - 60 days delinquent                                                   6,361,270.04                 859
                                                                                  ------------------     ---------------

           b. 61 days or more delinquent                                                1,844,112.25                 243
                                                                                  ------------------     ---------------


PLEASE CONTACT U.S. BANK N.A., BONDHOLDER RELATIONS: (612) 973-5800 WITH ANY QUESTIONS REGARDING THIS STATEMENT OR YOUR DISTRIBUTION